UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 17, 2006

Coastal Banking Company, Inc.
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-28333	57-1076099
(Commission File Number)	(IRS Employer Identification No.)

36 Sea Island Parkway, Beaufort, South Carolina	29902
(Address of principal executive offices)	(Zip Code)

(843) 522-1228
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

On July 17, 2006, Coastal Banking Company, Inc. (the “Company”) engaged Mauldin & Jenkins Certified Public Accountants, LLC to serve as the Company's independent public accountants for the fiscal year ending December 31, 2006, and dismissed Elliott Davis, LLC as the Company's independent public accountants. The decision to change independent public accountants was made by the Audit Committee of the Company’s Board of Directors.

Elliott Davis, LLC performed audits of the consolidated financial statements for the years ended December 31, 2005 and 2004. Their reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended December 31, 2005, and from December 31, 2005 through the date of this Report on Form 8-K, there have been no disagreements between the Company and Elliott Davis, LLC on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused Elliott Davis, LLC to make reference to the subject matter of such disagreements in connection with its report. None of the “reportable events” described in Item 304(a)(1)(iv)(B) of Regulation S-B of the SEC’s rules and regulations have occurred during the two years ended December 31, 2005, or from December 31, 2005 through the date of this Report.

Elliott Davis, LLC has furnished a letter to the SEC dated July 19, 2006, stating that it agrees with the above statements, and the letter is attached hereto as Exhibit 16.

During the two years ended December 31, 2005 and from December 31, 2005 through the engagement of Mauldin & Jenkins Certified Public Accountants, LLC as the Company’s independent accountant on July 17, 2006, neither the Company nor anyone on its behalf had consulted Mauldin & Jenkins Certified Public Accountants, LLC with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with Elliott Davis, LLC on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Elliott Davis, LLC, would have caused Elliott Davis, LLC to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(iv)(B) of the Regulation S-B of the SEC’s rules and regulations.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

16	Letter from Elliott Davis, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COASTAL BANKING COMPANY, INC.

Date: July 17, 2006	By:	/s/ James L. Pate
Name: James L. Pate
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16	Letter from Elliott Davis, LLC